UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 2, 2006
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Form of Underwriting Agreement setting out underwriting terms on which Ford Motor Credit Company proposes to conduct offerings of its debt securities. This Form of Underwriting Agreement supersedes the Form of Underwriting Agreement filed as Exhibit 1-A to Ford Motor Credit Company's registration statement on Form S-3 (file no. 333-132557), filed on March 17, 2006, filed as Exhibit 1 to this report, is incorporated by reference herein.

Ford Motor Credit Company's news release dated May 2, 2006 concerning an exchange offer for its debt securities, filed as Exhibit 99.1 to this report, is incorporated by reference herein.

Ford Motor Company's news release dated May 2, 2006 concerning U.S. retail sales of Ford vehicles in April 2006, filed as Exhibit 99.2 to this report, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 1	Form of Underwriting Agreement	Filed with this Report

Exhibit 99.1	News release dated	Filed with this Report
May 2, 2006 of
Ford Motor Credit Company

Exhibit 99.2	News release dated	Filed with this Report
May 2, 2006 of
Ford Motor Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)

Date: May 2, 2006	By:	/s/C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 1	Form of Underwriting Agreement

Exhibit 99.1	News release dated
May 2, 2006 of
Ford Motor Credit Company

Exhibit 99.2	News release dated
May 2, 2006 of
Ford Motor Company